Payables and accruals	12 Months Ended
Dec. 31, 2025
Payables and accruals
Payables and accruals

12. Payables and accruals

	December 31,	December 31,
	2025	2024
Trade payables	602,901	253,290
Social security and other taxes	43,792	22,649
Accrued expenses	544,591	518,848
Total payables and accruals	1,191,284	794,787

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The total amount of payables and accruals increased by CHF 0.4 million as of December 31, 2025 compared to December 31, 2024. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.